Exhibit 99.2

8QLWHG&RPPXQLW\%DQN_ XFELFRP 4Q25 Investor Presentation -DQXDU\

Disclosures

CAUTIONARY STATEMENT

This Investor Presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to general competitive, economic, political, regulatory and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this Investor Presentation can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”).

Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United.

United qualifies all forward-looking statements by these cautionary statements.

NON-GAAP MEASURES

This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as "noninterest income – operating", “noninterest expense – operating,” “operating net income,” “pre-tax, pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax pre-provision - operating,” “return on assets - pre-tax, pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.”

These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. Further, United’s management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about United’s operations and performance. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

2

United Community Banks, Inc.

Company Overview



Regional Full-Service Branch Network
National Navitas and SBA Markets
UCBI Banking Offices
MEMPHIS
KNOXVILLE
CHATTANOOGA
CHARLOTTE
BIRMINGHAM
MACON
COLUMBUS
MONTGOMERY
SAVANNAH
COLUMBIA
AUGUSTA
TALLAHASSEE
JACKSONVILLE
SARASOTA

$28.0 BILLION IN TOTAL ASSETS

$23.8 BILLION IN TOTAL DEPOSITS

$19.4 BILLION IN TOTAL LOANS

13.4% CET1 RBC(1)

$0.25 QUARTERLY COMMON DIVIDEND

$3.4 BILLION IN AUM

199 BANKING OFFICES ACROSS THE SOUTHEAST

#1 IN CUSTOMER SATISFACTION
with Consumer Banking in the Southeast in 2025
Plus #1 in Trust and People
- J.D. Power

BEST BANK AWARDS
5 awards for outstanding performance in small business and middle market banking in 2025
- Coalition Greenwich

BEST BANKS TO WORK FOR
in 2025 for the ninth consecutive year
- American Banker

Premier Southeast Regional Bank – Celebrating 75 Years of Exceptional Service

- Metro-focused branch network with locations in the fastest-growing MSAs in the Southeast
- 189 branches, 10 LPOs, and 5 MLOs across six Southeast states; Top 10 deposit market share in GA and SC

Extended Navitas and SBA Markets

- Navitas subsidiary is a technology-enabled, small-ticket, essential-use commercial equipment financing provider
- SBA business has both in-footprint and national business (4 specific verticals)

Note: See Glossary located at the end of this presentation for reference on certain acronyms
(1) 4Q25 regulatory capital ratio is preliminary

3

4Q25 Highlights

$0.70 Diluted earnings per share – GAAP
$0.71 Diluted earnings per share – operating[(1)]
13% Year-over-year improvement

1.21% Return on assets – GAAP
1.22% Return on assets – operating[(1)]
14 bps Year-over-year improvement

1.76% Cost of deposits
44 bps Year-over-year improvement
26% DDA / total deposits

11% Year-over-year revenue growth
9.5% Return on common equity – GAAP
13.3% Return on tangible common equity – operating[(1)]

54.4% Efficiency ratio – GAAP
54.2% Efficiency ratio – operating[(1)]
99 bps Year-over-year improvement

$22.24 TBV per share[(1)]
11% Annual growth
3.62% Net interest margin
36 bps Year-over-year improvement


Diluted Earnings Per Share
$0.61 $0.63
$0.70 $0.75
$0.70 $0.71
4Q24
3Q25
4Q25
GAAP
Operating (1)


Return on Assets
1.06% 1.08%
1.29% 1.33%
1.21% 1.22%
4Q24
3Q25
4Q25
GAAP
Operating (1)


Book Value Per Share
$27.87
$20.00
$29.44
$21.59
$30.17
$22.24
4Q24
3Q25
4Q25
GAAP
Tangible (1)


Revenue Growth
$251
$248
$260
$277
$278
3.26%
3.36%
3.50%
3.58%
3.62%
4Q24
1Q25
2Q25
3Q25
4Q25
Net Interest Income
Noninterest Income
NIM %

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance

4

Ϭ͘ϲϴ й 0.90% 1.17% Ϭ͘ϵϰ й ϭ͘ϬϮ й ϭ͘ϮϬ й 2023 2024 2025 Return on Assets GAAP Operating $1.54 Ψ Ϯ͘Ϭϰ $2.62 $2.11 Ψ Ϯ͘ϯϬ Ψ Ϯ͘ϳϭ 2023 2024 2025 ŝůƵƚĞĚĂƌŶŝŶŐƐWĞƌ^ŚĂƌĞ GAAP Operating $26.52 $27.87 Ψ ϯϬ͘ϭϳ $18.39 $20.00 Ψ ϮϮ͘Ϯϰ 2023 2024 2025 ŽŽŬsĂůƵĞWĞƌ^ŚĂƌĞ GAAP Tangible 5HWXUQRQDVVHWV RSHUDWLQJ Annual Highlights (1) See non - GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance Ψ ϴϵϯ $952 $1,063 ϯ͘ϯϱ й ϯ͘Ϯϵ й ϯ͘ϱϮ й 2023 2024 2025 Revenue Growth Net Interest Income Noninterest Income NIM % 5 ; ϭ Ϳ (1) $2.62 Diluted earnings per share – GAAP $2.71 Diluted earnings per share – operating (1) 18% Year - over - year improvement 5HWXUQRQDVVHWV *$$3 5HWXUQRQDVVHWV RSHUDWLQJ ESV <HDU RYHU \HDULPSURYHPHQW &RVWRIGHSRVLWV ESV <HDU RYHU \HDULPSURYHPHQW ''$WRWDOGHSRVLWV <HDU RYHU \HDUUHYHQXHJURZWK 5HWXUQRQFRPPRQHTXLW\ *$$3 5HWXUQRQWDQJLEOHFRPPRQHTXLW\ RSHUDWLQJ 55.5% Efficiency ratio – GAAP 54.5% Efficiency ratio – operating (1) 264 bps Year - over - year improvement $22.24 TBV per share (1) 11% Annual growth 3.52% Net interest margin 23 bps Year - over - year improvement ; ϭ Ϳ

5.26% 5.25% ϱ͘ϭϴ й 4.58% 4.25% ϰ͘Ϯϱ й ϰ͘Ϯϭ й ϯ͘ϳϳ й 2.03% 2.35% Ϯ͘ϯϱ й 2.20% 2.05% Ϯ͘Ϭϭ й ϭ͘ϵϳ й ϭ͘ϳϲ й 4Q23 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Fed Target Average Lower Bound United Cost of Deposits Outstanding Deposit Franchise Deposit Costs Improved 21 bps in 4Q25 Customer Deposit Growth On an end of period basis, customer deposits declined by $242 million, or 4.1% annualized, from 3Q25 On an average basis, customer deposits grew by $302 million, or 5.1% annualized, from 3Q25 Public funds of $3.1 billion were up $293 million from 3Q25, primarily driven by seasonality On an end of period basis, noninterest - bearing DDA declined $192 million from 3Q25. On an average basis, noninterest - bearing DDA grew $27 million from 3Q25 Consistent Deposit Portfolio Growth ϴ͕ϱϴϴ ϴ͕ϴϰϰ ϵ͕ϭϮϮ 9,220 8,770 ϭϭ͕ϰϱϵ 11,597 11,758 ϭϭ͕ϳϵϳ ϭϭ͕ϳϭϯ ϭϲϴ 161 156 ϭϱϲ 175 3,246 ϯ͕ϭϲϬ Ϯ͕ϵϮϳ Ϯ͕ϴϰϴ 3,140 4Q24 1Q25 2Q25 3Q25 4Q25 Commercial Consumer Brokered Public Funds $ in millions 'HSRVLW&RVWV&RQWLQXHWR7UHQG'RZQ &XPXODWLYHQRQ PDWXULW\,%GHSRVLWEHWDRI WKURXJK 4 7LPHGHSRVLWVUDQRIIDW ZKLOHQHZYROXPHFDPH RQDW LQ 4 40% Cumulative Total Deposit Beta

Loan Growth

Consistent Loan Portfolio Growth


$ in millions
+7%
$18,176
$18,425
$18,921
$19,175
$19,384
4Q24
1Q25
2Q25
3Q25
4Q25
Loans Excl. Acquired
Acquired Loans (ANB)

4Q25 Total Loans $19.4 Billion[(1)]


Home Equity
Commercial Construction
Residential Construction
Other Consumer
7%
6%
1%
1%
Residential Mortgage
16%
43%
C&I
CRE
25%

Quarter Highlights

- Loan growth of $209 million or 4.4% annualized from 3Q25
- Strong loan growth in targeted segments
  - HELOC growth of $67 million, or 21% annualized, in 4Q25
  - C&I growth was 13% annualized in 4Q25, including $94 million, or 10% annualized, in Owner Occupied CRE [(1)] and $103 million, or 16% annualized, in all other C&I
- Construction and CRE ratios as a percentage of total RBC were 46% and 198%, respectively

Annual Highlights

- Loans grew $1.2 billion or 6.6% from 4Q24
  - Excluding the impact of acquired ANB balances, loans grew 5.0% from 4Q24
  - Growth was balanced across products, with Commercial & Industrial, Owner Occupied CRE[(1)], and Equipment Finance all up 11% year over year

Note: C&I includes Commercial & Industrial and Owner Occupied CRE
Consumer includes Mortgage, HELOC, and Other Consumer

(1) 4Q25 included a preliminary reclass from Commercial Construction to Investor CRE ($400 million) and Owner Occupied CRE ($80 million). Growth rates presented above are adjusted for the reclassification.

7

Balance Sheet Strength – Liquidity and Capital


Loans / Core Deposits %
90%
78%
78%
79%
80%
82%
4Q24
1Q25
2Q25
3Q25
4Q25
United
KRX Peer Median

- Substantial balance sheet liquidity and strong regulatory capital and tangible common equity ratios
- Redeemed $35 million of senior debt with 6.00% rate in 4Q25
- Strategic shift toward higher-earning assets increased loan to deposit ratio in 4Q25
  - Loans increased $209 million in 4Q25 while investment securities decreased $175 million
- Substantially all bank funding comes from core deposit base
  - DDA comprises 26% of customer deposits


Tangible Common Equity / Tangible Assets %
9.0%
9.2%
9.5%
9.7%
9.9%
8.8%
4Q24
1Q25
2Q25
3Q25
4Q25
United
KRX Peer Median


Common Equity Tier 1 RBC %*
13.2%
13.3%
13.3%
13.4%
13.4%
12.1%
4Q24
1Q25
2Q25
3Q25
4Q25
United
KRX Peer Median

*4Q25 regulatory capital ratio is preliminary

8

Capital Ratios



Risk-Based Capital Ratios
15.1%
1.5%
0.5%
13.2%
15.1%
1.4%
0.4%
13.3%
15.1%
1.4%
0.4%
13.3%
14.8%
1.4%
13.4%
14.8%
2.0%
0.7%
12.1%
14.8%
1.3%
13.4%
4Q24
1Q25
2Q25
3Q25
3Q25 KRX Peer Median
4Q25*
CET1
Additional Tier 1
Tier 2



Tangible Book Value Per Share
Deployment
$21.59
$0.70
($0.25)
($0.07)
$0.11
$0.16
$22.24
3Q25 TBV
GAAP Earnings
Dividends
Share Repurchases
Change in AOCI
Other
4Q25 TBV

*4Q25 regulatory capital ratios are preliminary

Q4 Actions

- Repurchased $30 million of common stock (1.0 million shares) in 4Q25 at average price of $29.84 per share
- Board approved common share repurchase authorization of $100 million for 2026
- Quarterly common dividend of $0.25 per share, up 4% vs. prior year

Capital Ratios

- CET1 remains above peers at 13.4%
- Leverage ratio increased 2 bps to 10.28%, as compared to 3Q25
- TCE of 9.92% increased 21 bps from 3Q25 and 95 bps from 4Q24

9

$210.3 $212.0 $225.5 Ψ Ϯϯϯ͘ϲ Ψ Ϯϯϳ͘ϵ 3.26% ϯ͘ϯϲ й ϯ͘ϱϬ й 3.58% 3.62% $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 $240.0 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 4Q24 1Q25 2Q25 3Q25 4Q25 Net Interest Revenue Net Interest Margin 3.62% ϯ͘ϱϴ й Ϭ͘Ϭϵ й ( 0.01% ) ; Ϭ͘ϬϮ й Ϳ ; Ϭ͘ϬϮ й Ϳ 3Q25 NIM Rate Mix Accretion Other 4Q25 NIM Net Interest Revenue & Net Interest Margin 4Q25 NIM Up 4 bps Net interest revenue increased $4.3 million from 3Q25. Net interest revenue for full year 2025 was up 10% compared to full year 2024 Net interest margin of 3.62% was up 4 bps from 3Q25, primarily due to improved funding costs Purchased loan accretion totaled $3.9 million and contributed 6 bps to the margin, down 2 bps from 3Q25 Back book repricing of assets below current market pricing continues to be a tailwind. Over the next 12 months, $1.4 billion in fixed - rate assets with an average rate of 4.90% will contractually reprice or mature Short CD duration, with 39% of the $3.7 billion book maturing in the next 3 months at 3.32% average rate 1HW,QWHUHVW5HYHQXH0DUJLQ Yields & Costs ϲ͘Ϯϭ й ϲ͘ϭϬ й 6.19% 6.21% 6.05% ϯ͘Ϯϲ й ϯ͘ϯϲ й 3.50% ϯ͘ϱϴ й ϯ͘ϲϮ й 3.02% 2.83% 2.76% Ϯ͘ϲϵ й Ϯ͘ϯϵ й 4Q24 1Q25 2Q25 3Q25 4Q25 Loan Yield NIM Cost of IBL (1) Net interest margin is calculated on a fully taxable equivalent basis $ in millions +36 bps

Noninterest Income



$ in millions
$40.5
$35.7
$34.7
$43.2
$40.5
$13.9
$14.1
$12.8
$17.6
$15.9
$1.6
$1.4
$2.0
$2.4
$2.1
$4.7
$4.5
$4.4
$4.8
$5.2
$9.7
$6.1
$5.4
$7.1
$6.5
$10.6
$9.5
$10.1
$11.4
$10.7
4Q24
1Q25
2Q25
3Q25
4Q25
Service Charges
Mortgage
Brokerage / Wealth Mgmt
Loan Sale Gains
Other

Linked Quarter

- Noninterest income decreased $2.8 million from 3Q25
  - Mortgage fees decreased, primarily due to a positive MSR mark of $0.3 million in 4Q25 vs. a positive MSR mark of $0.8 million in 3Q25
  - Loan sale gains of $2.1 million decreased $0.3 million from 3Q25
    - Sold $14.4 million of SBA loans and $41.6 million of Navitas loans
  - Other income decreased $1.7 million, primarily due to the absence of elevated unrealized equity investment gains that occurred in the prior quarter

Year-over-Year

- Noninterest income is flat compared to 4Q24
  - Mortgage fees decreased, primarily due to a positive MSR mark of $0.3 million in 4Q25 vs. a positive MSR mark of $3.5 million in 4Q24
  - Wealth Management increased $0.6 million driven by higher brokerage fees
  - Loan sale gains increased $0.6 million
  - Other income increased $2.0 million, including a $0.9 million increase in customer swap income, $0.5 million higher Treasury Management income, and $0.5 million higher BOLI income

11

Noninterest Expense

Efficiency Ratio



56.1%
56.7%
56.7%
54.3%
54.4%
55.2%
56.2%
54.8%
53.1%
54.2%
4Q24
1Q25
2Q25
3Q25
4Q25
GAAP
Operating (1)

- 4Q25 operating efficiency ratio of 54.2%
- Operating efficiency ratio improved 99 bps from 4Q24, with improvement driven by positive operating leverage

Noninterest Expense

$ in millions



$143.1
$140.9
$141.1
$139.8
$147.9
$143.1
$150.9
$147.4
$152.0
$151.4
4Q24
1Q25
2Q25
3Q25
4Q25
GAAP
Operating (1)

- GAAP noninterest expense increased $1.2 million compared to the prior quarter
- Operating noninterest expense increased $4.0 million compared to the prior quarter, including $1.5 million in higher group insurance costs
- GAAP noninterest expense increased $9.0 million year over year
- Operating noninterest expense increased $10.6 million year over year primarily driven by a $6.8 million increase in compensation expense, including higher variable compensation reflecting strong business performance, and smaller increases in various other expense categories

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance

12

Credit Quality

Net Charge-Offs as % of Average Loans



0.28%
0.26%
0.52%
0.45%
0.21%
0.21%
0.18%
0.16%
0.34%
0.16%
0.15%
0.08%
0.11%
0.08%
0.05%
0.26%
1Q24
2Q24
3Q24 (1)
4Q24
1Q25
2Q25
3Q25
4Q25
United
United Excl. Navitas

- 4Q25 net charge-offs of $16.4 million, or 0.34% of average loans, up $8.7 million from 3Q25
  - Increase primarily driven by two C&I credits, of which $5 million was already specifically reserved
- Annual net charge-offs of $41.9 million, or 0.22% of average loans, improved from $57.7 million, or 0.32% of average loans, in the prior year
- Nonperforming assets improved $4.4 million during the quarter and were 0.48% of total loans, down 3 bps from 3Q25
- Past due loans were 0.23% of total loans, flat to 3Q25
- Higher-risk loans, defined as special mention plus substandard accruing, were 3.2%, up slightly from 3Q25

Nonperforming Assets & Past Due Loans as a % of Total Loans



0.58%
0.64%
0.64%
0.64%
0.51%
0.44%
0.51%
0.48%
0.28%
0.26%
0.19%
0.17%
0.21%
0.14%
0.23%
0.23%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
NPAs (%)
Past Dues (%)

Special Mention & Substandard Accruing Loans as a % of Total Loans



1.6%
1.5%
1.7%
1.8%
1.9%
1.8%
1.5%
1.8%
1.3%
1.3%
1.3%
1.4%
1.2%
1.4%
1.5%
1.3%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
Special Mention (%)
Substandard Accruing (%)

(1) Includes 24 basis points of expected lifetime losses related to the 3Q24 sale of manufactured housing loans

13

Allowance for Credit Losses Allowance for Credit Losses (ACL) by Product Allowance for Credit Losses (ACL) Provision of $13.7 million, up $5.8 million from 3Q25 Hurricane - related special reserve fully released in 4Q25, down from $1.9 million in 3Q25 Allowance coverage of 1.16%, down slightly from prior quarter Baseline economic scenario in 4Q25 has a generally similar outlook from the prior quarter $207 $212 $217 $216 $210 $10 $11 $12 $12 $15 1.20% 1.21% 1.21% 1.19% 1.16% 0.65% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 1.35% 1.45% 1.55% $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 4Q24 1Q25 2Q25 3Q25 4Q25 ACL - Loans ACL - Unfunded ACL - Allowance for Credit Losses / Loans % 14 $ in millions 4 3Q25 4 ACL / Loans Reserve Amount ACL / Loans Reserve Amount $&//RDQV Reserve Amount LQWKRXVDQGV 0.60% 23,044 0.56% 20,659 0.58% 19,873 Owner Occupied CRE 0.88% 42,878 1.02% 46,211 0.95% 41,427 Income Producing CRE 1.60% 43,269 1.72% 44,481 1.46% 35,441 Commercial & Industrial 0.91% 11,323 0.80% 13,841 0.99% 16,370 Commercial Construction 2.48% 45,852 2.49% 45,104 2.85% 47,415 Equipment Financing 0.93% 29,241 0.98% 31,273 1.00% 32,259 Residential Mortgage 0.90% 11,849 0.91% 11,356 1.06% 11,247 Home Equity 0.94% 1,799 0.99% 1,767 0.94% 1,672 Residential Construction -- -- -- -- 26.12% 450 Manufactured Housing (1) 0.63% 1,174 0.57% 1,099 0.45% 844 Consumer 1.09% 210,429 1.13% 215,791 1.14% 206,998 ACL - Loans 15,091 12,485 10,391 ACL - Unfunded 1.16% $225,520 1.19% $228,276 1.20% $217,389 Total ACL (1) In 2025, manufactured housing loans were included in consumer loans

0HPEHU)',& 8QLWHG&RPPXQLW\%DQN_ XFELFRP 4 Q25 INVESTOR PRESENTATION Exhibits

&XOWXUDO)RXQGDWLRQVRI8QLWHG&RPPXQLW\ 16 Our Story Founded 75 years ago as Union County Bank, United Community has stayed true to its roots by prioritizing service. We continue to embrace our small - town, personal touch while offering a comprehensive range of personal and business banking services. Team We play to win together as a team Truth We want to see things as they are, not as we want them to be Trust We trust in people Caring We treat our customers, and each other, the way that we would want to be treated %HVW%DQNWR:RUN ) RU LQ IRUWKH WK FRQVHFXWLYH\HDU Best Consumer Bank for Customer Satisfaction in the Southeast Region, 9 out of the last 11 years, including #1 in People and #1 in Trust in 2025 Best Bank for middle market and small business banking for 9 years To Be a Legendary Bank Our Vision Our Core Values Our Accolades Our Purpose 7R%XLOG&RPPXQLWLHV

Average Deposit Costs 17 4Q25 3Q25 2Q25 1Q25 4Q24 $ in billions; rates annualized Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance N/A $6.4 N/A $6.4 N/A $6.4 N/A $6.2 N/A $6.3 DDA 2.08% $6.1 2.39% $5.8 2.45% $6.1 2.47% $6.1 2.65% $6.3 NOW 2.51% $7.0 2.91% $6.9 2.99% $6.6 3.05% $6.6 3.31% $6.5 MMDA 0.18% $1.1 0.23% $1.1 0.49% $1.2 0.23% $1.1 0.23% $1.1 Savings 3.29% $3.7 3.43% $3.7 3.47% $3.5 3.63% $3.4 3.90% $3.5 Time 2.39% $17.8 2.68% $17.5 2.73% $17.5 2.79% $17.3 3.00% $17.4 Total Interest - Bearing 1.76% $24.2 1.97% $23.9 2.01% $23.8 2.05% $23.5 2.20% $23.7 Total Deposits

Navitas Portfolio Net Charge - Offs & Weighted Average FICO Scores Navitas represents 9.5% of total loans Navitas ACL / Loans of 2.48% Navitas net charge - offs of $5.1 million, or 1.11% annualized, in 4Q25 Of the $5.1 million in NCOs, $0.9 million came from the Long Haul Trucking segment as the book shrank to just $15 million Excluding Long Haul Trucking losses, Navitas losses were 0.91% of total Navitas loans 1DYLWDV3HUIRUPDQFH $1,447 $1,510 $1,534 $1,543 $1,544 $1,581 $1,603 Ψ ϭ͕ϲϲϯ $1,722 $1,778 $1,808 $1,848 8.99% 9.12% 9.25% ϵ͘ϯϬ й 9.43% 9.58% 9.64% 9.68% 9.70% 9.71% 9.70% ϵ͘ϳϬ й 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Navitas Loans $ Portfolio Yield % 18 0.93% 0.69% 1.62% 2.05% 1.66% 1.42% ϭ͘ϯϰ й 1.43% 1.20% 1.14% 1.22% 1.11% 752 754 ϳϱϱ 756 757 758 759 760 761 761 ϳϲϮ 762 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 NCOs % - Navitas Weighted Average FICO - Total Portfolio $ in millions Navitas Portfolio Concentrations by State 11% 11% 10% 6% 58% CA TX FL NY NJ Other States

Rate locks were $319 million, down $58 million from 3Q25, primarily driven by seasonality Sold $171 million of loans in 4Q25, approximately flat to 3Q25 76% of locked loans were fixed - rate mortgages, which were either sold in 4Q25 or are contemplated to be sold once closed Mortgage Locks & Sales Mortgage Funded Volume Mortgage Activity Trends $285 Ψ ϯϯϬ $359 $377 $319 $163 $141 $175 $175 Ψ ϭϳϭ 3.0% 2.9% 2.9% 2.6% 2.9% 4Q24 1Q25 2Q25 3Q25 4Q25 Mortgage Locks $ Loans Sold $ Gain on Sale % $195 $129 Ψ ϭϵϲ $185 $181 $50 $58 $89 $97 $80 4Q24 1Q25 2Q25 3Q25 4Q25 HFS Funded $ HFI Funded $ Surpassed $1 billion in funded mortgage volume in 2025 At 78% of funded volume, purchases remained the primary driver of mortgage activity, compared to 22% refinance volume $ in millions $ in millions

Footprint Focused on High-Growth Southeast MSAs

Top 10 MSAs - % of Total Deposits



Rome, GA
2.0%
Myrtle Beach, SC
2.1%
Orlando, FL
2.1%
Knoxville, TN
2.8%
Gainesville, GA
3.4%
Raleigh, NC
3.9%
Nashville, TN
4.7%
Miami, FL
5.9%
Greenville, SC
8.4%
Atlanta, GA
22.3%

Fastest Growing Major Southeast MSAs (1)	UCBI's % of Total Deposits	'26 – '31 Proj. Pop. Growth %	'26 – '31 Proj. HHI. Growth %
1) Jacksonville, FL	0.78%	8.79	9.73
2) Orlando, FL	2.11%	8.32	14.57
3) Raleigh, NC	3.92%	8.28	13.27
4) Charlotte, NC	1.72%	7.18	13.18
5) Tampa, FL	0.09%	6.74	14.76
6) Greenville, SC	8.44%	6.65	14.29
7) Nashville, TN	4.67%	5.72	14.70
8) Miami, FL	5.90%	5.67	17.49
9) Atlanta, GA	22.30%	4.21	11.42
10) Richmond, VA	--	3.99	11.92
11) Washington, DC	--	2.80	8.79
12) Louisville, KY	--	2.61	11.07

United MSA Presence

Fastest Growing Mid-Sized Southeast MSAs (2)	UCBI's % of Total Deposits	'26 – '31 Proj. Pop. Growth %	'26 – '31 Proj. HHI. Growth %
1) Winter Haven, FL	--	10.89	16.49
2) Port St. Lucie, FL	0.16%	10.15	16.41
3) Sarasota, FL	0.15%	9.84	13.25
4) Daytona Beach, FL	--	8.49	14.36
5) Fort Myers, FL	--	8.45	13.51
6) Melbourne, FL	0.16%	7.93	13.21
7) Huntsville, AL	1.29%	7.91	8.85
8) Fayetteville, AR	--	7.73	12.74
9) Charleston, SC	1.25%	7.48	13.25
10) Pensacola, FL	--	7.10	14.38
11) Durham, NC	--	5.11	12.79
12) Columbia, SC	0.22%	4.81	11.86
13) Knoxville, TN	2.77%	4.76	13.09
14) Winston-Salem, NC	0.00%	4.17	10.64
15) Chattanooga, TN	0.21%	3.75	10.20

(1) Includes MSAs with a population greater than 1,000,000
(2) Includes MSAs with a population between 500,000 and 1,000,000

20

Non - GAAP Reconciliation Tables 21 4Q24 1Q25 2Q25 3Q25 4Q25 Expenses Expenses - GAAP 143,056$ 141,099$ 147,919$ 150,868$ 152,048$ Merger-related and other charges (2,203) (1,297) (4,833) (3,468) (606) Expenses - operating 140,853$ 139,802$ 143,086$ 147,400$ 151,442$ Diluted Earnings Per Share Diluted earnings per share - GAAP 0.61$ 0.58$ 0.63$ 0.70$ 0.70$ Merger-related and other charges 0.02 0.01 0.03 0.02 0.01 Deemed dividend on preferred stock redemption - - - 0.03 - Diluted earnings per share - operating 0.63$ 0.59$ 0.66$ 0.75$ 0.71$ Book Value Per Share Book value per share - GAAP 27.87$ 28.42$ 28.89$ 29.44$ 30.17$ Effect of goodwill and other intangibles (7.87) (7.84) (7.89) (7.85) (7.93) Tangible book value per share 20.00$ 20.58$ 21.00$ 21.59$ 22.24$ Return on Tangible Common Equity Return on common equity - GAAP 8.40% 7.89% 8.45% 9.20% 9.48 % Merger-related and other charges 0.20 0.12 0.42 0.29 0.05 Deemed dividend on preferred stock redemption - - - 0.34 - Return on common equity - operating 8.60 8.01 8.87 9.83 9.53 Effect of goodwill and intangibles 3.52 3.20 3.47 3.73 3.78 Return on tangible common equity - operating 12.12% 11.21% 12.34% 13.56% 13.31% $ in thousands, except per share data

Non - GAAP Reconciliation Tables 4Q24 1Q25 2Q25 3Q25 4Q25 Return on Assets Return on assets - GAAP 1.06% 1.02% 1.11% 1.29% 1.21 % Merger-related and other charges 0.02 0.02 0.05 0.04 0.01 Return on assets - operating 1.08% 1.04% 1.16% 1.33% 1.22 % Return on Assets to Return on Assets - Pre-Tax, Pre-Provision Return on assets - GAAP 1.06% 1.02% 1.11% 1.29% 1.21 % Income tax expense 0.30 0.29 0.31 0.38 0.37 Provision for credit losses 0.16 0.23 0.17 0.11 0.19 Return on assets - pre-tax, pre-provision 1.52 1.54 1.59 1.78 1.77 Merger-related and other charges 0.03 0.01 0.07 0.05 0.01 Return on assets - pre-tax, pre-provision - operating 1.55% 1.55% 1.66% 1.83% 1.78 % Efficiency Ratio Efficiency ratio - GAAP 56.05% 56.74% 56.69% 54.30% 54.40 % Merger-related and other charges (0.87) (0.52) (1.85) (1.25) (0.21) Efficiency ratio - operating 55.18% 56.22% 54.84% 53.05% 54.19 % Tangible Common Equity to Tangible Assets Equity to assets ratio - GAAP 12.38% 12.56% 12.86% 12.78% 12.99 % Effect of goodwill and intangibles (3.09) (3.06) (3.10) (3.07) (3.07) Effect of preferred equity (0.32) (0.32) (0.31) - - Tangible common equity to tangible assets 8.97% 9.18% 9.45% 9.71% 9.92%

Non - GAAP Reconciliation Tables 23 2023 2024 2025 Diluted Earnings Per Share Diluted earnings per share - GAAP 1.54$ 2.04$ 2.62$ Deemed dividend on preferred stock redemption - - 0.03 Bond portfolio restructuring loss 0.33 - - Loss on FinTrust (goodwill impairment) - 0.03 - Loss on sale of manufactured housing loans - 0.18 - Gain on lease termination - (0.02) - FDIC special assessment 0.06 0.01 - Merger-related and other charges 0.18 0.06 0.06 Diluted earnings per share - operating 2.11 2.30 2.71 Book Value Per Share Book Value per share - GAAP 26.52$ 27.87$ 30.17$ Effect of goodwill and other intangibles (8.13) (7.87) (7.93) Tangible book value per share 18.39$ 20.00$ 22.24$ Return on Tangible Common Equity Return on common equity (GAAP) 5.34% 7.07% 9.12 % Deemed dividend on preferred stock redemption - - 0.09 Bond portfolio restructuring loss 1.15 - - Loss on FinTrust (goodwill impairment) - 0.11 - Gain on lease termination - (0.05) - FDIC special assessment 0.22 0.04 - Loss on sale of manufactured housing loans - 0.61 - Merger-related and other charges 0.62 0.19 0.23 Return on common equity - operating 7.33 7.97 9.44 Effect of goodwill and other intangibles 3.30 3.45 3.90 Return on tangible common equity - operating 10.63% 11.42% 13.34% $ in thousands, except per share data

Non - GAAP Reconciliation Tables 24 2023 2024 2025 Return on Assets Return on assets (GAAP) 0.68% 0.90% 1.17 % Bond portfolio restructuring loss 0.15 - - Loss on FinTrust (goodwill impairment) - 0.02 - Gain on lease termination - (0.01) - FDIC special assessment 0.03 0.01 - Loss on sale of manufactured housing loans - 0.08 - Merger-related and other charges 0.08 0.02 0.03 Return on assets - operating 0.94% 1.02% 1.20 % Efficiency Ratio Efficiency ratio (GAAP) 60.09% 60.24% 55.46 % Gain on lease termination - 0.15 - Loss on FinTrust (goodwill impairment) - (0.53) - FDIC special assessment (1.05) (0.18) - Loss on sale of manufactured housing loans - (1.63) - Merger-related and other charges (2.87) (0.90) (0.95) Efficiency ratio - operating 56.17% 57.15% 54.51%

Glossary ACL – Allowance for Credit Losses MH – Manufactured Housing ALLL – Allowance for Loan Losses MLO – Mortgage Loan Office AOCI – Accumulated Other Comprehensive Income (Loss) MMDA – Money Market Deposit Account AUM – Assets Under Management MTM – Marked-to-Market BPS – Basis Points MSA – Metropolitan Statistical Area C&I – Commercial and Industrial MSR – Mortgage Servicing Rights Asset C&D – Construction and Development NCO – Net Charge-Offs CECL – Current Expected Credit Losses NIM – Net Interest Margin CET1 – Common Equity Tier 1 Capital NOW – Negotiable Order of Withdrawal CRE – Commercial Real Estate NPA – Non-Performing Asset DDA – Demand Deposit Account OO CRE – Owner Occupied Commercial Real Estate EOP – End of Period PCD – Loans Purchased with Credit Deterioration EPS – Earnings Per Share PTPP – Pre-Tax, Pre-Provision Earnings FTE – Fully-Taxable Equivalent RBC – Risk Based Capital GAAP – Accounting Principles Generally Accepted in the USA ROA – Return on Assets HELOC – Home Equity Line of Credit SBA – United States Small Business Administration IBL – Interest-Bearing Liabilities TCE – Tangible Common Equity KRX – KBW Nasdaq Regional Banking Index USDA – United States Department of Agriculture LPO – Loan Production Office YOY – Year over Year 25